Filed pursuant to 497(e)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG Managers Skyline Special Equities Fund

Supplement dated December 4, 2020 to the Prospectus, dated May 1, 2020

The following information supplements and supersedes any information to the contrary relating to AMG Managers Skyline Special Equities Fund (the “Fund”), a series of AMG Funds (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”), dated as noted above.

At a meeting held on December 3, 2020 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved the appointment of GW&K Investment Management, LLC (“GW&K” or the “Subadviser”) as the subadviser to the Fund on an interim basis to replace Skyline Asset Management, L.P. (“Skyline”), effective December 4, 2020 (the “Implementation Date”). The appointment of GW&K was pursuant to an interim subadvisory agreement between AMG Funds LLC (“AMGF”) and GW&K (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination of the former subadvisory agreement between AMGF and Skyline with respect to the Fund (the “Former Subadvisory Agreement”), which occurred on December 4, 2020, or the approval of a new subadvisory agreement between AMGF and GW&K by the Board and Fund shareholders. At the Meeting, the Board also approved the longer-term appointment of GW&K as the subadviser to the Fund, a new subadvisory agreement between AMGF and GW&K (the “New Subadvisory Agreement”), and the submission of the New Subadvisory Agreement to Fund shareholders for approval. The rate of compensation to be received by GW&K under the Interim Subadvisory Agreement approved by the Board is lower than the rate of compensation that Skyline would have received under the Former Subadvisory Agreement.

In connection with the hiring of GW&K, effective as of the Implementation Date, the Fund (i) changed its name from AMG Managers Skyline Special Equities Fund to AMG GW&K Small Cap Value Fund, (ii) made changes to its investment objective, principal investment strategies and principal risks, and (iii) removed the Russell 2000® Index as the Fund’s secondary benchmark. Also in connection with the hiring of GW&K, effective as of the Implementation Date, (i) the management fee for the Fund was reduced from 0.73% to 0.70%, (ii) the Fund’s existing contractual expense limitation agreement with AMGF was replaced with a new contractual expense limitation agreement with AMGF pursuant to which AMGF has agreed, through at least May 1, 2022, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.90% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances, and (iii) the amount of shareholder servicing fees Class I shares of the Fund are authorized to pay to financial intermediaries was decreased from 0.15% to 0.05%. AMGF pays a portion of the management fee to the Fund’s subadviser for its services.

In addition, effective as of the Implementation Date, the Prospectus is amended as follows:

All references to the name of the Fund shall refer to AMG GW&K Small Cap Value Fund. All references to Skyline shall be deleted and all references to the subadviser to the Fund shall refer to GW&K. All references to William F. Fiedler, Michael Maloney and Mark N. Odegard as portfolio managers of the Fund shall be deleted and all references to the portfolio managers of the Fund shall refer to Jeffrey O. Whitney, CFA and Daniel L. Miller, CFA.

The section titled “Summary of the Fund – AMG Managers Skyline Special Equities Fund – Investment Objective” on page 3 is deleted and replaced with the following:

INVESTMENT OBJECTIVE

The investment objective of AMG GW&K Small Cap Value Fund (the “Fund”) is to seek to provide long-term capital appreciation.

The sections under “Summary of the Fund – AMG Managers Skyline Special Equities Fund” titled “Fees and Expenses of the Fund” and “Expense Example” on page 3 are deleted and replaced with the following:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you transact in Class I shares of the Fund through a financial intermediary, you may be required to pay a commission to the financial intermediary for effecting such transactions. Such commissions are charged by the financial intermediary and are not reflected in the table or Expense Example below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I	Class Z
Management Fee[1]	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses[1]	0.50%	0.30%	0.25%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	1.21%	1.01%	0.96%
Fee Waiver and Expense Reimbursements[3]	(0.05)%	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2,3]	1.16%	0.96%	0.91%

[1]	Expense information has been restated to reflect current fees.
[2]

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.

[3]

AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least May 1, 2022, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.90% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through May 1, 2022. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$118	$374	$655	$1,456
Class I	$98	$311	$548	$1,227
Class Z	$93	$296	$521	$1,168

The section titled “Summary of the Fund – AMG Managers Skyline Special Equities Fund – Principal Investment Strategies” beginning on page 3 is deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-capitalization companies. Small-capitalization companies are those with a market capitalization at the time of purchase of less than $5 billion or otherwise within the range of capitalizations of companies in the Russell 2000® Index, the S&P SmallCap 600 Index, or the Dow Jones U.S. Small-Cap Total Stock Market Index. As of May 8, 2020, the date of the latest reconstitution of the Russell 2000® Index (implemented by the Index June 26, 2020), the range of market capitalizations of the Russell 2000® Index was $94.8 million to $4.4 billion. As of October 31, 2020, the range of market capitalizations of the S&P SmallCap 600 Index was $40.99 million to $4.33 billion. As of October 31, 2020, the range of market capitalizations of the Dow Jones U.S. Small-Cap Total Stock Market Index was $40.99 million to $12.34 billion. These capitalization ranges will change over time. The Fund may continue to hold securities of a portfolio company that subsequently appreciates above the small-capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in equity securities of small-capitalization companies at any given time. The Fund may also invest in real estate investment trusts (“REITs”).

Through its fundamental research and proprietary screening, GW&K Investment Management, LLC, the subadviser to the Fund (“GW&K” or the “Subadviser”), seeks to identify well-managed, undervalued companies with improving fundamental and financial characteristics. GW&K seeks to assemble a portfolio of securities diversified as to companies and sectors.

The section titled “Summary of the Fund – AMG Managers Skyline Special Equities Fund – Principal Risks” on page 4 is revised to reflect that the Fund is subject to the following additional principal risk:

Real Estate Industry Risk—investments in the Fund may be subject to many of the same risks as a direct investment in real estate. The stock prices of companies in the real estate industry, including REITs, are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer. REITs also depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders and are subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

Also with respect to the section titled “Summary of the Fund – AMG Managers Skyline Special Equities Fund – Principal Risks” on page 4, “Sector Risk” is deleted and replaced with the following:

Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the financials sector may comprise a significant portion of the Fund’s portfolio. Unique risks of the financials sector include, but are not limited to, government regulation uncertainty, yield curve fluctuation, asset flow fluctuation, and capital market fluctuations.

Also with respect to the section titled “Summary of the Fund – AMG Managers Skyline Special Equities Fund – Principal Risks” on page 4, the principal risks shall appear in the following order: Market Risk; Small-Capitalization Stock Risk; Value Stock Risk; Management Risk; Liquidity Risk; Real Estate Industry Risk; and Sector Risk.

In the section titled “Summary of the Fund – AMG Managers Skyline Special Equities Fund – Performance” beginning on page 4, the first paragraph is deleted and replaced with the following:

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

As of December 4, 2020, GW&K was appointed as subadviser to the Fund and the Fund changed its name to “AMG GW&K Small Cap Value Fund” and adopted its current investment strategies. The Fund’s performance information for periods prior to December 4, 2020 reflects the Fund’s investment strategy that was in effect at that time and may have been different had the Fund’s current investment strategy been in effect. Effective February 27, 2017, outstanding Class S shares of the Fund (formerly shares of the Fund’s sole share class, which were reclassified and redesignated as Class S shares on October 1, 2016) were renamed Class N shares.

The Average Annual Total Returns table in the section titled “Summary of the Fund – AMG Managers Skyline Special Equities Fund – Performance” beginning on page 4 is deleted and replaced with the following:

Average Annual Total Returns as of 12/31/19

AMG GW&K Small Cap Value Fund	1 Year	5 Years	10 Years	Since Inception[1]
Class N Return Before Taxes	28.64%	5.18%	11.58%	—
Class N Return After Taxes on Distributions	26.61%	3.55%	10.58%	—
Class N Return After Taxes on Distributions and Sale of Fund Shares	18.40%	3.78%	9.46%	—
Class I Return Before Taxes	28.86%	—	—	4.26%
Class Z Return Before Taxes	28.94%	—	—	4.33%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	22.39%	6.99%	10.56%	4.51%

[1]	Class I, Class Z and Index performance shown reflects performance since the inception date of the Fund’s Class I and Class Z shares on February 24, 2017.

The section titled “Summary of the Fund – AMG Managers Skyline Special Equities Fund – Portfolio Management” on page 5 is deleted and replaced with the following:

PORTFOLIO MANAGEMENT

Investment Manager

AMG Funds LLC

Subadviser

GW&K Investment Management, LLC

(pursuant to an interim subadvisory agreement in anticipation of shareholder approval of a definitive subadvisory agreement)

Portfolio Managers

Jeffrey O. Whitney, CFA

Partner and Equity Portfolio Manager of GW&K; Portfolio Manager of the Fund since December 2020.

Daniel L. Miller, CFA

Partner and Director of Equities of GW&K; Portfolio Manager of the Fund since December 2020.

The section titled “Additional Information About the Fund – AMG Managers Skyline Special Equities Fund – Additional Information About the Fund’s Principal Investment Strategies” on page 7 is deleted and replaced with the following:

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

Through its fundamental research and proprietary screening, GW&K seeks to identify well-managed, undervalued companies with improving fundamental and financial characteristics. The Fund seeks to hold securities for the long term until value is recognized in the market place. The Fund aims to participate in rising markets and defend in down markets.

GW&K utilizes its proprietary screening process to narrow the investment universe of small-capitalization companies. GW&K’s proprietary screening process evaluates:

•	Valuation, uncovering undervalued stocks;

•	Quality, identifying sustainable and reliable earnings; and

•	Change, focusing on positive trends.

In selecting companies for the Fund, GW&K seeks to identify firms with the following key attributes:

•	Attractive valuation;

•	Motivated leadership, high-quality management;

•	Companies in stable or improving markets;

•	Improving financial metrics; and

•	Companies with a positive catalyst for change

GW&K seeks to manage risk through its proprietary screening process, rigorous valuation discipline, in-depth fundamental research and portfolio construction.

Various factors may lead GW&K to consider selling a particular security, such as the company’s valuation (for example, when GW&K’s estimate of intrinsic value is reached), management (for example, changes in the management team or corporate governance issues), market positioning (for example, a deterioration of fundamentals), financial stability (for example, increased levels of debt or declining profit margins) and/or growth profile (for example, a deteriorating earnings outlook).

Until February 2, 2021, under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. The Fund provided shareholders with at least 60 days’ prior written notice that this policy will be removed on February 2, 2021. It will be removed in light of the Fund’s adoption of a policy that, under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-capitalization companies. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.

The Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company in which the Fund invests, will not constitute a violation of that limitation.

The first and second paragraphs in the section titled “Additional Information About the Fund – AMG Managers Skyline Special Equities Fund – Additional Information About the Fund’s Expenses and Performance” on page 8 are deleted and replaced with the following:

Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Class N and Class I shares are authorized to pay up to 0.25% and 0.05% in shareholder servicing fees, respectively, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by Class N and Class I shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such classes. Please see “Choosing a Share Class” for more information on the Fund’s shareholder servicing fees. The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s expenses for the current fiscal year may be different than the expenses listed in the Fund’s fee and expense table above.

As discussed under “Fees and Expenses of the Fund” in the Fund’s summary section, the Investment Manager has contractually agreed, through at least May 1, 2022, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.90% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

The section titled “Additional Information About the Fund – Summary of the Fund’s Principal Risks” beginning on page 9 is revised to reflect that the Fund is subject to the following additional principal risk:

REAL ESTATE INDUSTRY RISK

The stock prices of companies in the real estate industry, including REITs, are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws that could negatively affect their value. These factors may reduce the value of the Fund’s investments in REITs and the real estate industry. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, which may be subject to defaults by borrowers and self-liquidations, and some REITs may have limited diversification. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code. Pursuant to proposed regulations on which the Fund may rely, distributions by the Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described in the SAI, are treated as qualified REIT dividends in the hands of non-corporate share-holders. See “Certain U.S. Federal Income Tax Matters – REITs” in the SAI for further details.

Also with respect to the section titled “Additional Information About the Fund – Summary of the Fund’s Principal Risks” beginning on page 9, “Sector Risk” is deleted and replaced with the following:

SECTOR RISK

Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events. As a result, the Fund’s performance could be more volatile than the performance of a fund that is more diversified across industry sectors. Stocks in the financials sector may comprise a significant portion of the Fund’s portfolio. Unique risks of the financials sector include, but are not limited to, government regulation uncertainty, yield curve fluctuation, asset flow fluctuation, and capital market fluctuations.

Also with respect to the section titled “Additional Information About the Fund – Summary of the Fund’s Principal Risks” beginning on page 9, the principal risks shall appear in the following order: Market Risk; Small-Capitalization Stock Risk; Value Stock Risk; Management Risk; Liquidity Risk; Real Estate Industry Risk; and Sector Risk.

In the section titled “Additional Information About the Fund – Fund Management” beginning on page 10, the third and fourth paragraphs are deleted and replaced with the following:

GW&K has day-to-day responsibility for managing the Fund’s portfolio pursuant to an interim Subadvisory Agreement that became effective on December 4, 2020 and will remain in effect for 150 days or until shareholders of the Fund approve a definitive Subadvisory Agreement with GW&K, if earlier. GW&K, located at 222 Berkeley Street, Boston, Massachusetts 02116, has advised individual and institutional clients since 1974 and, as of September 30, 2020, had assets under management of approximately $47 billion. AMG indirectly owns a majority interest in GW&K.

Jeffrey O. Whitney, CFA and Daniel L. Miller, CFA are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, and have managed the Fund since December 2020. Mr. Whitney joined GW&K in 2005 and is a Partner and Equity Portfolio Manager. He is a member of the GW&K Equity team analyzing small cap companies and is also a member of the firm’s Investment Committee. Prior to joining GW&K, Mr. Whitney was an Assistant Portfolio Manager at ING Investment Management and a Vice President and Equity Analyst at J.P. Morgan Fleming Asset Management. Mr. Miller joined GW&K in December 2008 as Partner and Director of Equities, responsible for overseeing all aspects of GW&K’s equity group, including portfolio management, research and trading. He is a member of GW&K’s Investment Committee. Mr. Miller spent 21 years at Putnam Investments, where he was Chief Investment Officer for the Specialty Growth Group from 1996 to 2004. After retiring from Putnam Investments in 2004, Mr. Miller worked as an investment consultant and financial consultant for various companies from 2004 to 2008, until he joined GW&K.

The Fund is obligated by its Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.70% of the average daily net assets of the Fund. The Investment Manager, in turn, pays GW&K a portion of this fee for its services as Subadviser. Under a separate Administration Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund and receives an annual administrative fee from the Fund for these services of 0.15% of the Fund’s average daily net assets.

The section titled “Shareholder Guide – Choosing a Share Class – Class I Shares” on page 13 is deleted and replaced with the following:

CLASS I SHARES

Class I shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Class I’s NAV. Shareholders may bear shareholder servicing fees of up to 0.05% for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies. See “Investing Through an Intermediary” below for more information on shareholder servicing fees paid to financial intermediaries. The Class I shares do not pay distribution (12b-1) fees. Shareholders who transact in Class I shares through a financial intermediary may be required to pay a commission to the financial intermediary for effecting such transactions.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

Filed pursuant to 497(e)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG Managers Skyline Special Equities Fund

Supplement dated December 4, 2020 to the Prospectus, dated May 1, 2020

The following information supplements and supersedes any information to the contrary relating to AMG Managers Skyline Special Equities Fund (the “Fund”), a series of AMG Funds, contained in the Fund’s Prospectus, dated as noted above.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective as of February 2, 2021, the Fund’s policy to, under normal circumstances, invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities will be removed.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

Filed pursuant to 497(e)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG Managers Skyline Special Equities Fund

Supplement dated December 4, 2020 to the Statement of Additional Information, dated May 1, 2020

The following information supplements and supersedes any information to the contrary relating to AMG Managers Skyline Special Equities Fund (the “Fund”), a series of AMG Funds (the “Trust”), contained in the Fund’s Statement of Additional Information (the “SAI”), dated as noted above.

At a meeting held on December 3, 2020 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved the appointment of GW&K Investment Management, LLC (“GW&K” or the “Subadviser”) as the subadviser to the Fund on an interim basis to replace Skyline Asset Management, L.P. (“Skyline”), effective December 4, 2020 (the “Implementation Date”). The appointment of GW&K was pursuant to an interim subadvisory agreement between AMG Funds LLC (“AMGF”) and GW&K (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination of the former subadvisory agreement between AMGF and Skyline with respect to the Fund (the “Former Subadvisory Agreement”), which occurred on December 4, 2020, or the approval of a new subadvisory agreement between AMGF and GW&K by the Board and Fund shareholders. At the Meeting, the Board also approved the longer-term appointment of GW&K as the subadviser to the Fund, a new subadvisory agreement between AMGF and GW&K (the “New Subadvisory Agreement”), and the submission of the New Subadvisory Agreement to Fund shareholders for approval. The rate of compensation to be received by GW&K under the Interim Subadvisory Agreement approved by the Board is lower than the rate of compensation that Skyline would have received under the Former Subadvisory Agreement.

In connection with the hiring of GW&K, effective as of the Implementation Date, the Fund (i) changed its name from AMG Managers Skyline Special Equities Fund to AMG GW&K Small Cap Value Fund, (ii) made changes to its investment objective, principal investment strategies and principal risks, and (iii) removed the Russell 2000® Index as the Fund’s secondary benchmark. Also in connection with the hiring of GW&K, effective as of the Implementation Date, (i) the management fee for the Fund was reduced from 0.73% to 0.70%, (ii) the Fund’s existing contractual expense limitation agreement with AMGF was replaced with a new contractual expense limitation agreement with AMGF pursuant to which AMGF has agreed, through at least May 1, 2022, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.90% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances, and (iii) the amount of shareholder servicing fees Class I shares of the Fund are authorized to pay to financial intermediaries was decreased from 0.15% to 0.05%. AMGF pays a portion of the management fee to the Fund’s subadviser for its services.

In addition, effective as of the Implementation Date, the SAI is amended as follows:

All references to the name of the Fund shall refer to AMG GW&K Small Cap Value Fund. All references to Skyline shall be deleted and all references to the subadviser to the Fund shall refer to GW&K. All references to William F. Fiedler, Michael Maloney and Mark N. Odegard as portfolio managers of the Fund shall be deleted and all references to the portfolio managers of the Fund shall refer to Jeffrey O. Whitney, CFA and Daniel L. Miller, CFA.

In the section titled “Additional Investment Policies,” the table beginning on page 3 is revised to reflect that the Fund may purchase the following types of securities and instruments: Bank Obligations; Derivative Instruments; Convertible Securities; Forward Commitments; United Stated Government Obligations; and Warrants and Rights.

The section titled “Additional Investment Policies – Investment Techniques and Associated Risks – (9) Equity Investments” beginning on page 25 is revised to add the following additional types of securities and instruments that may be purchased by the Fund to the extent such investments are permitted by applicable law:

Secondary Offerings. A Fund may invest in secondary offerings. A secondary offering is a registered offering of a large block of a security that has been previously issued to the public. A secondary offering can occur when an investor sells to the public a large block of stock or other securities it has been holding in its portfolio. In a sale of this kind, all of the profits go to the seller rather than the issuer. Secondary offerings can also originate when the issuer issues new shares of its stock over and above those sold in its IPO, usually in order to raise additional capital. However, because an increase in the number of shares devalues those that have already been issued, many companies make a secondary offering only if their stock prices are high or they are in need of capital. Secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. Secondary offering shares frequently are volatile in price. Therefore, a Fund may hold secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of a Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

The section titled “Additional Investment Policies” beginning on page 2 is revised to add the following additional types of securities and instruments that may be purchased by the Fund to the extent such investments are permitted by applicable law:

Special Purpose Acquisition Companies

A Fund may invest in stock, rights, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital in the form of a blind pool via an IPO for the purpose of acquiring an existing company. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. At a specified time following the SPAC’s IPO (generally 1-2 months), the rights and warrants may be separated from the common stock at the election of the holder, after which they become freely tradeable. After going public and until an acquisition is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in U.S. government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. If a SPAC does not complete an acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless.

Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, the securities issued by a SPAC, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

The second and third paragraphs of the section titled “Management of the Funds – Investment Management and Subadvisory Agreements” beginning on page 79 are deleted and replaced with the following:

The Investment Management Agreement and the Subadvisory Agreement with respect to each Fund other than AMG GW&K Small Cap Value Fund provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreements or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance.

With respect to AMG GW&K Small Cap Value Fund, the interim Subadvisory Agreement, dated as of December 4, 2020, provides that it shall continue in effect until the earlier of (i) 150 days from the date of the Subadvisory Agreement or (ii) the approval of a subadvisory agreement between the Subadviser and the Investment Manager by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Board of Trustees has approved the longer-term appointment of GW&K as the subadviser to AMG GW&K Small Cap Value Fund pursuant to a new subadvisory agreement between the Investment Manager and the Subadviser (the “New Small Cap Value Fund Subadvisory Agreement”), and the submission of the New Small Cap Value Fund Subadvisory Agreement to the Fund’s shareholders for approval.

The Investment Management Agreement, the Subadvisory Agreements with GW&K with respect to the Small Cap Core Fund, Small/Mid Cap Fund, Municipal Enhanced Yield Fund, Municipal Bond Fund and AMG GW&K Small Cap Value Fund; the Subadvisory Agreement with Renaissance with respect to the Large Cap Growth Fund; and the Subadvisory Agreement with TimesSquare with respect to the International Small Cap Fund, Emerging Markets Small Cap Fund, and Global Small Cap Fund may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act), by the Investment Manager or (in the case of each Subadvisory Agreement) by the Subadviser on 60 days’ written notice to the other party. The Subadvisory Agreement with TimesSquare with respect to the Small Cap Growth Fund and the Mid Cap Growth Fund may be terminated, at any time without penalty, by the Investment Manager at any time upon notice to the Subadviser and the Trust, by the Trust or by vote of a majority of the outstanding voting securities of each Fund (as defined in the 1940 Act) on notice to the Subadviser, or by the Subadviser upon 30 days’ written notice to the Investment Manager and the Trust.

Also in section titled “Management of the Funds – Investment Management and Subadvisory Agreements” beginning on page 79, the eleventh paragraph is deleted and replaced with the following:

The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of its obligations or duties, the Investment Manager is not subject to liability to the Funds or any Fund shareholder for any act or omission in the course of, or connected with, the matters to which the Investment Management Agreement relates. The Subadvisory Agreements with GW&K with respect to the Small Cap Core Fund, Small/Mid Cap Fund, Municipal Enhanced Yield Fund, Municipal Bond Fund and AMG GW&K Small Cap Value Fund and the Subadvisory Agreement with Renaissance with respect to the Large Cap Growth Fund provide that the Subadviser shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Subadvisory Agreements, except by reason of the Subadviser’s willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of the Subadviser’s reckless disregard of its obligations and duties under the Subadvisory Agreements. The Subadvisory Agreements with TimesSquare with respect to the Small Cap Growth Fund, the Mid Cap Growth Fund, the International Small Cap Fund, the Emerging Markets Small Cap Fund, and the Global Small Cap Fund provide that the Subadviser shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Subadvisory Agreements, except by reason of the Subadviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Subadviser’s reckless disregard of its obligations and duties under the Subadvisory Agreements.

The following replaces similar disclosure in the table in the first paragraph in the section titled “Management of the Funds – Compensation of the Investment Manager and the Subadvisers” beginning on page 82:

Fund	Investment Management Fee
AMG GW&K Small Cap Value Fund	0.70%

In the section titled “Management of the Funds – Portfolio Managers of the Funds,” the subsection titled “AMG GW&K Small Cap Core Fund, AMG GW&K Small/Mid Cap Fund, AMG GW&K Municipal Enhanced Yield Fund and AMG GW&K Municipal Bond Fund” beginning on page 88 is renamed “AMG GW&K Small Cap Core Fund, AMG GW&K Small/Mid Cap Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Municipal Bond Fund and AMG GW&K Small Cap Value Fund” and the following changes are made within the subsection:

The first paragraph is deleted and replaced with the following:

GW&K has served as Subadviser to each of the Small Cap Core Fund, Small/Mid Cap Fund, Municipal Enhanced Yield Fund and Municipal Bond Fund since the Fund commenced operations and has served as Subadviser to AMG GW&K Small Cap Value Fund since December 2020. AMG has a majority ownership and controlling interest in GW&K that it acquired from The Bank of New York Mellon (“BNY”) on October 1, 2008. As of September 30, 2020, GW&K’s assets under management were approximately $47 billion.

The following is added before the subsection “Potential Material Conflicts of Interest”:

Jeffrey O. Whitney, CFA and Daniel L. Miller, CFA serve as the portfolio managers jointly and primarily responsible for the day-to-day management of AMG GW&K Small Cap Value Fund.

Other Accounts Managed by the Portfolio Managers (Information provided as of September 30, 2020)

Portfolio Manager: Jeffrey O. Whitney, CFA
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	43	$19	None	$0

Portfolio Manager: Daniel L. Miller, CFA
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	7	$1,581	None	$0
Other Pooled Investment Vehicles	8	$1,377	None	$0
Other Accounts	4,813	$4,113	1	$108

The following is added at the end of the subsection titled “Portfolio Managers’ Ownership of Fund Shares”:

AMG GW&K Small Cap Value Fund (Information provided as of September 30, 2020)

Mr. Whitney: None

Mr. Miller: None

In the section titled “Management of the Funds – Portfolio Managers of the Funds,” the subsection titled “AMG Managers Skyline Special Equities Fund” is deleted in its entirety.

Appendix E is deleted in its entirety.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE